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                                                                    Exhibit 23.1
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                      CONSENT OF INDEPENDENT ACCOUNTANTS
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We hereby consent to the incorporation by reference in this Registration
Statement on Form S-8 of our report dated February 7, 2001, except as to Note 14 which is as of April 9, 2001 relating to the financial statements of Fusion MediCal Technologies, Inc., which appears in Fusion Medical Technologies, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000.


/s/ PricewaterhouseCoopers LLP

San Jose, California
July 3, 2001